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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                _______________

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report: March 13, 2000   Date of earliest event reported: March 13, 2000




                            MGC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-24059


         NEVADA                                        88-0360042
(State of incorporation)                 (I.R.S. employer identification number)



                          171 Sully's Trail, Suite 202
                              Pittsford, NY 14534
                                 (716) 218-6550

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)




                                 Not applicable

              (Former name, former address and former fiscal year,
                         if changed since last report)





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Item 5.       On March 13, 2000, the Company announced its intention to initiate
              an offering of its   % Senior Notes due 2010 pursuant to a private
              placement. A copy of the press release is filed as an Exhibit to this report on Form 8-K.

Item 7.       Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are furnished as part of this report.
              Exhibit numbers refer to Item 601 of Regulation S-K.
              23     - Consent of Independent Public Accountants
              27     - Financial Data Schedule
              99.1   - March 10, 2000 Press Release
              99.2   - Business
              99.3   - Management's Discussion and Analysis of Financial
                       Condition and Results of Operations
              99.4   - Audited Financial Statements for years ended December
                       31, 1999, 1998 and 1997



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MGC COMMUNICATIONS, INC.


March 13, 2000                                  By: /s/ Kent F. Heyman
                                                ----------------------
                                                    Kent F. Heyman
                                                    Senior Vice President and
                                                    General Counsel